Exhibit 99.1
Wells Fargo Securities 9th
Annual Pipeline, MLP and E&P,
Services & Utilites Symposiums

December 7, 2010
NASDAQ: CPNO

Disclaimer
This presentation includes “forward-looking statements,” as defined in the federal securities laws.
Statements that address activities or events that Copano believes will or may occur in the future are forward-looking statements. These statements include, but are not limited to, statements about future producer activity and Copano’s total distributable cash flow and distribution coverage. These statements are based on management’s experience and perception of historical trends, current conditions, expected future developments and other factors management believes are reasonable.
Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following risks and uncertainties, many of which are beyond Copano’s control:
the volatility of prices and market demand for natural gas and natural gas liquids; Copano’s ability to continue to obtain new sources of natural gas supply and retain its key customers; the impact on volumes and resulting cash flow of technological, economic and other uncertainties inherent in estimating future production, producers’ ability to drill and successfully complete and attach new natural gas supplies and the availability of downstream transportation systems and other facilities for natural gas and NGLs; higher construction costs or project delays due to inflation, limited availability of required resources, or the effects of environmental, legal or other uncertainties; general economic conditions;
the effects of government regulations and policies; and other financial, operational and legal risks and uncertainties detailed from time to time in Copano’s quarterly and annual reports filed with the
Securities and Exchange Commission.

Copano undertakes no obligation to update any forward-looking statements, whether as a result of new information or future events.

Introduction to Copano
  Independent midstream company founded in 1992
 ■ Best in class service to customers
 ■ Entrepreneurial approach
 ■ Focus on long-term accretive growth
  Provides midstream services in multiple producing areas through three operating segments
 ■ Texas
 ● Conventional, Eagle Ford Shale and Barnett Shale Combo plays
 ■ Oklahoma
 ● Conventional, Hunton Dewatering play and Woodford Shale
 ■ Rocky Mountains
 ● Powder River Basin

Key Metrics
  Service throughput volumes approximate 1,800,000 MMBtu/d of natural gas(1)
  Over 6,700 miles of active pipelines
  8 natural gas processing plants with over 1.1 Bcf/d of combined processing capacity
  One NGL fractionation facility with total capacity of 22,000 Bbls/d
 ■ Expansion underway to increase total capacity to 44,000 Bbls/d in 3Q 2011
  Equity market cap: $2.0 billion(2)
  Enterprise value: $2.7 billion(3)

  Based on 3Q 2010 results. Includes unconsolidated affiliates.
  As of December 1, 2010.
  As of December 1, 2010. Includes $300 million of convertible preferred equity issued July 2010.

Copano’s LLC Structure

Growth Strategy
  Goal: to become a diversified midstream company with scale and stability of cash flows, above-average returns on invested capital and “investment-grade quality distributions”
  Key tenets of growth strategy:
 ■ Execute on organic growth opportunities around existing assets
 ■ Explore opportunities beyond traditional gathering and processing
 ● Be proactive in seeking assets and opportunities
 ■ Reduce sensitivity of cash flows to commodity price fluctuations
 ● Hedging program
 ● Contracts - increase fee-for-service component

Agenda

Recent Developments and Outlook	Commodity Prices and Margin Sensitivities
Financing and Commodity Risk Management	Conclusions

Texas Recent Developments
  Saint Jo plant
 ■ Primarily long-term gathering, treating and
 processing fee-for-service business
 ■ Additional 50 MMcf/d of compression
 placed in service October 2010, bringing
 total plant capacity to 100 MMcf/d
 ● Plant fully committed under contracts
 ● Additional expansion under consideration
 ■ $30 - $35 million in fee-based cash flow
 expected by year-end 2010 (on an
 annualized basis)

Texas Recent Developments
  DK Pipeline
 ■ 36 miles of 24” pipe
 ● Initial capacity of 185 MMcf/d
 with ability to expand to 275
 MMcf/d
 ● Multiple producers running 11 rigs
 in areas served by the pipeline
 ● Active producers in the vicinity
 include: Pioneer, ConocoPhillips,
 Petrohawk, GeoSouthern and
 Talisman
 ■ Average IP rates of wells connected
 are approximately 7.6 MMcfe/d
 ● Approximately 3.5 MMcf/d of 5
 GPM gas
 ● Approximately 500 - 1,000 Bbls/d
 of condensate

Texas Recent Developments
  Eagle Ford Gathering Joint
 Venture
 ■ Construction underway -
 expected to be fully completed
 September 2011
 ● Approximately 111 miles of
 30” and 24” pipe - first 22
 miles expected in service 1Q
 2011
 ● Anticipated net capex -
 approximately $87.5 million
 ■ Gas services agreements with SM
 Energy (July 2010) and
 Chesapeake Energy (November
 2010)
 ● Fully subscribes members’
 original committed capacity
 ■ Working to expand capacity to
 600,000 MMBtu/d

Texas Recent Developments
  Houston Central Complex
 fractionation expansion
 ■ Expansion will double Copano's current
 capacity from 22,000 Bbls/d to 44,000
 Bbls/d
 ■ Anticipated capital spending for the
 fractionation and related product
 pipelines expansions is approximately
 $60 million
 ■ Expected in-service date - September
 2011

Texas Outlook
  Saint Jo gathering system
 ■ 19 rigs running in the area
 ● Approximately 30 new wells will be connected during 4Q 2010
 ● Leasing activity continues
 ■ Crude oil play with associated gas requiring a full slate of midstream services
 ■ Based on producer drilling schedule, expect increase in plant inlet volumes in
 2011
 ● October 2010 average gathered volumes of approximately 50,000 MMBtu/d
 vs. 24,000 MMBtu/d in 1Q 2010
  Eagle Ford Shale play
 ■ In 3Q 2010, Eagle Ford-gathered volumes doubled to 16,000 MMBtu/d compared to 1Q 2010
 ■ Expect continued Eagle Ford Shale volume increases in 4Q 2010
 ■ Currently pursuing multiple gathering and related downstream opportunities

Woodford Shale Activity
  Significant drilling activity in the
 Woodford Shale around
 Copano’s Cyclone Mountain
 system
 ■ 3Q 2010 average volumes of
 approximately 72,000 MMBtu/d vs.
 58,000 MMBtu/d in 2Q 2010
  Current system capacity
 approximately 120 MMcf/d,
 including recent expansion
 ■ Based on producer volume
 expectations, system expansion
 from 120 MMcf/d to 180 MMcf/d
 expected in 2011

Oklahoma Outlook
  Rich gas (primarily Hunton Dewatering play)
 ■ Drilling activity remains steady so far in 4Q 2010
 ■ 2 rigs currently running in the Hunton and 11 rigs in other rich gas areas
 ■ Attractive processing upgrade and low geologic risk
 ■ 4Q 2010 volumes expected to be flat to slightly down vs. 3Q 2010
  Lean gas (primarily Woodford Shale)
 ■ Drilling activity remains active
 ■ 3 rigs currently running
 ■ 4Q 2010 volumes expected to be higher than 3Q 2010

Rocky Mountains Outlook
  Drilling and dewatering will be driven by commodity prices and producer economics

  4Q 2010 volumes for Bighorn expected to be slightly lower to flat
 vs. 3Q 2010
  4Q 2010 volumes for Fort Union expected to be slightly lower vs.
 3Q 2010
  2010 Adjusted EBITDA expected to be slightly lower to flat vs. 2009

4Q 2010 Outlook
  Texas
 ■ Significant drilling and development activity in the Barnett Shale Combo play
 ■ Ramp up of Eagle Ford Shale directed drilling
 ■ Expect reduced NGL recoveries at Houston Central Complex for approximately
 10 days due to unscheduled boiler repairs
  Oklahoma
 ■ Moderate drilling activity behind the Hunton Dewatering play
 ■ Strong drilling activity in the Woodford Shale
  Rocky Mountains
 ■ Minimal new drilling; flat to declining volumes

4Q 2010 Outlook
  Commodity prices
 ■ Higher forward price curves for NGLs and oil compared to 3Q 2010
  Total Distributable Cash Flow (Total DCF)
 ■ 4Q 2010 - flat to slightly lower compared to 3Q 2010 due to unscheduled repairs at Houston Central Complex
 ● Estimated impact of $2.0 million
 ■ First half 2011 - lower than comparable 2010 periods due to current forward commodity prices and lower average strike prices on hedges

Commodity Prices and Margin Sensitivities

Recent Developments and Outlook	Commodity Prices and Margin Sensitivities
Financing and Commodity Risk Management	Conclusions

Historical Commodity Prices

Note: NGL prices for Jan-09 through Sep-10 are calculated based on the weighted-average product mix for the period indicated. NGL prices for Oct-10 through Nov-10 are calculated based on the third quarter 2010 product mix.

Forward Commodity Prices

Note: Forward prices as of December 1, 2010

Combined Commodity-Sensitive Segment
Margins and Hedging Settlements
  Copano’s hedge portfolio supports cash flow stability

Commodity Price Exposure
  As Eagle Ford and Barnett Shale Combo volumes grow, transition to more fee-based volumes will continue to reduce direct commodity price exposure
Note: Includes Copano’s share of gross margin from unconsolidated affiliates. Approximate percentages based on Copano internal financial planning models.

34%
23%
31%
32%
3%
12%
39%
26%
 KW: Keep-whole
 POP: Percentage of Proceeds

Financing and Commodity Risk Management

Recent Developments and Outlook	Commodity Prices and Margin Sensitivities
Financing and Commodity Risk Management	Conclusions

2010 Expansion Capex
  2010 expansion capex estimated to be approximately $170
 million(1)
  Major areas of focus include:
 ■ Eagle Ford Shale and Houston Central Complex in Texas
 ● DK Pipeline
 ● Eagle Ford Gathering joint venture
 ● Fractionation expansion from 22,000 to 44,000 Bbls/d at Houston Central
 Complex
 ■ Saint Jo processing plant and pipelines in Texas
 ■ Cyclone Mountain system in Oklahoma - compression and amine treating expansion
  Expect capital to be invested at a multiple of approximately 5x
  Pursuing another $300 million(1) in projects that Copano believes will develop over the next two years

  Includes Copano’s net share for unconsolidated affiliates.

Hedging Strategy
  Option-based, product-specific
  2011 hedged at or near policy limits, except for ethane
 ■ Between 70% and 90% of propane, butane, natural gasoline and condensate price exposure is hedged
 ■ Approximately 60% of ethane price exposure is hedged
  Will continue adding to 2012 hedging positions and began adding hedges for 2013 during 4Q 2010
 ■ During November, added puts for:
 ● Total cost of $5.2 million

	Calendar Year	Put Strike	Put Volumes
Propane (Mt. Belvieu)	2012	$1.07/gal	600 Bbls/d
Normal Butane (Mt. Belvieu)	2012	$1.46/gal	150 Bbls/d
WTI Crude Oil	2012	$90.00/Bbl	200 Bbls/d
WTI Crude Oil	2013	$90.00/Bbl	400 Bbls/d

Conclusions

Recent Developments and Outlook	Commodity Prices and Margin Sensitivities
Financing and Commodity Risk Management	Conclusions

Conclusions
  Recently completed growth projects are expected to contribute to
 Total DCF as volumes come online
 ■ Burbank plant (Oklahoma) in service
 ■ Expansion of Saint Jo plant to 100 MMcf/d - volumes increasing
 ■ Fractionator at Houston Central Complex in service
 ■ DK Pipeline in service
  Significant growth opportunities
 ■ Completion of Eagle Ford Gathering joint venture pipeline expected summer
 2011
 ■ Fractionation expansion at Houston Central Complex and related NGL facilities underway - estimated in service September 2011
 ■ Anticipating future infrastructure needs, including processing plant expansions, fractionation expansion and additional gas and liquids pipelines
  Ample liquidity and access to capital to support growth initiatives

Appendix

Oklahoma Assets

OKLAHOMA

South Texas Assets

TEXAS

North Texas Assets

TEXAS

Rocky Mountains Assets

WYOMING

Processing Modes

Full Recovery
Texas and Oklahoma - If the value of recovered NGLs exceeds the fuel and gas shrinkage costs of recovering NGLs
Ethane Rejection
Texas and Oklahoma - If the value of ethane is less than the fuel and shrinkage costs to recover ethane (in Oklahoma, ethane rejection at Paden plant is limited by nitrogen rejection facilities)
Conditioning Mode
Texas - If the value of recovered NGLs is less than the fuel and gas shrinkage cost of recovering NGLs (available at Houston Central Complex and at Saint Jo plant)

Commodity-Related Margin Sensitivities
  Matrix reflects 3Q 2010 wellhead and plant inlet volumes, adjusted using Copano’s 2010 planning model

Note: Please see this Appendix for definitions of processing modes and additional details.
  Consists of Texas and Oklahoma Segment gross margins.

Combined Commodity-Sensitive Segment
Margins and Hedging Settlements

Note:  Weighted average NGL prices are based on Copano product mix for period indicated.
  Does not include non-cash expenses included in Corporate and Other for purposes of calculating Total Segment Gross Margin. See Appendix for reconciliation of Total Segment Gross Margin.
  Reflects the average of October and November prices.

Oklahoma Net Commodity Exposure

Note: See explanation of processing modes in this Appendix. Values reflect rounding.
  Source: Copano Energy internal financial planning models.
  Ethane rejection at Paden plant is limited by nitrogen rejection facilities.
  Reflects impact of producer delivery point allocations, offset by field condensate collection and stabilization.

Oklahoma Commodity Price Sensitivities
  Oklahoma segment gross margins excluding hedge settlements
 ■ Matrix reflects 3Q 2010 volumes, adjusted using Copano’s 2010 planning model

Note: Please see this Appendix for definitions of processing modes and additional details.

Texas Net Commodity Exposure

Note: See explanation of processing modes in this Appendix.
  Source: Copano Energy internal financial planning models. Based on 3Q 2010 daily wellhead/plant inlet volumes.
  Fractionation at Houston Central Complex permits significant reductions in ethane recoveries in ethane rejection mode and full ethane rejection in conditioning mode. To optimize profitability, plant operations can also be adjusted to partial recovery mode.
  At the Houston Central Complex, pentanes+ may be sold as condensate.

Texas Commodity Price Sensitivities
  Texas segment gross margins excluding hedge settlements
 ■ Matrix reflects 3Q 2010 volumes and operating conditions, adjusted using
 Copano’s 2010 planning model

Note: Please see this Appendix for definitions of processing modes and additional details.

Rocky Mountains Sensitivities
  3Q 2010 Adjusted EBITDA volume sensitivity (positive or negative impact)
 ■ Bighorn: 10,000 MMBtu/d = $247,000(1)
 ■ Fort Union: 10,000 MMBtu/d = $70,000(1)

Note: See this Appendix for reconciliation of Adjusted EBITDA. Values reflect rounding.
  Impact on Adjusted EBITDA based on Copano’s interest in the unconsolidated affiliate.

Hedging Impact of Commodity Price
Sensitivities

Reconciliation of Non-GAAP Financial
Measures
Segment Gross Margin and Total Segment Gross Margin

Reconciliation of Non-GAAP Financial
Measures
Adjusted EBITDA
  We define EBITDA as net income (loss) plus interest expense, provision for income taxes and depreciation and amortization expense. Because a portion of our net income (loss) is attributable to equity in earnings (loss) from our equity investees (which include Bighorn, Fort Union, Webb Duval and
 Southern Dome), our management also calculates Adjusted EBITDA to reflect the depreciation and amortization expense embedded in equity in earnings
 (loss) from unconsolidated affiliates. Specifically, our management determines Adjusted EBITDA by adding to EBITDA (i) the amortization expense attributable to the difference between our carried investment in each unconsolidated affiliate and the underlying equity in its net assets, (ii) the portion of each unconsolidated affiliate’s depreciation and amortization expense, which is proportional to our ownership interest in that unconsolidated affiliate and (iii) the portion of each unconsolidated affiliate’s interest and other financing costs, which is proportional to our ownership interest in that unconsolidated affiliate.
  External users of our financial statements such as investors, commercial banks and research analysts use EBITDA or Adjusted EBITDA, and our management uses Adjusted EBITDA, as a supplemental financial measure to assess:
 ■ The financial performance of our assets without regard to financing methods, capital structure or historical cost basis;
 ■ The ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness;
 ■ Our operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and
 ■ The viability of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities.
  The following table presents a reconciliation of the portion of our EBITDA and Adjusted EBITDA attributable to each of our segments to the GAAP financial measure of net income (loss):

Reconciliation of Non-GAAP Financial
Measures
Consolidated EBITDA
  EBITDA is also a financial measure that, with negotiated pro formal adjustments relating to acquisitions completed during the period, is reported to our lenders as Consolidated EBITDA and is used to compute our financial covenants under our senior secured revolving credit facility.
  The following table presents a reconciliation of the non-GAAP financial measure of Consolidated EBITDA to the GAAP financial measure of net income
 (loss):

Definitions of Non-GAAP Financial Measures
Total Distributable Cash Flow
  We define total distributable cash flow as net income plus: (i) depreciation, amortization and impairment expense
 (including amortization expense relating to the option component of our risk management portfolio); (ii) cash distributions received from investments in unconsolidated affiliates and equity losses from such unconsolidated affiliates; (iii) provision for deferred income taxes; (iv) the subtraction of maintenance capital expenditures; (v) the subtraction of equity in earnings from unconsolidated affiliates and (vi) the addition of losses or subtraction of gains relating to other miscellaneous non-cash amounts affecting net income for the period, such as equity-based compensation, mark-to-market changes in derivative instruments, and our line fill contributions to third-party pipelines and gas imbalances. Maintenance capital expenditures are capital expenditures employed to replace partially or fully depreciated assets to maintain the existing operating capacity of our assets and to extend their useful lives, or other capital expenditures that are incurred in maintaining existing system volumes and related cash flows.
  Total distributable cash flow is a significant performance metric used by senior management to compare basic cash flows generated by us (prior to the establishment of any retained cash reserves by our Board of Directors) to the cash distributions we expect to pay our unitholders, and it also correlates with the metrics of our existing debt covenants. Using total distributable cash flow, management can quickly compute the coverage ratio of estimated cash flows to planned cash distributions. Total distributable cash flow is also an important non-GAAP financial measure for our unitholders because it serves as an indicator of our success in providing a cash return on investment — specifically, whether or not we are generating cash flow at a level that can sustain or support an increase in our quarterly distribution rates. Total distributable cash flow is also used by industry analysts with respect to publicly traded partnerships and limited liability companies because the market value of such entities’ equity securities is significantly influenced by the amount of cash they can distribute to unitholders.